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Allianz Funds

840 Newport Center Drive, Suite 300

Newport Beach, California 92660

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ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

1345 Avenue of the Americas

New York, New York 10105

                    , 2005

Dear Allianz CCM Mid-Cap Fund and Allianz CCM Emerging Companies Fund Shareholders:

On behalf of the Board of Trustees of Allianz Funds (the “Trust”), we are pleased to invite you to a special meeting of the shareholders of the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund (together, the “Funds”) to be held at 10:00 a.m., Eastern time, on August 17, 2005, at 2187 Atlantic Street, Stamford, Connecticut 06902.

As discussed in the enclosed proxy statement, Allianz Global Investors U.S. Equities LLC has agreed to sell its ownership interest in your Fund’s subadviser, Cadence Capital Management LLC (“Cadence”), to an entity proposed to be owned indirectly by management of Cadence and an investor group led by affiliates of Rosemont Investment Partners, LLC. At the meeting, you will be asked to approve a new Portfolio Management Agreement relating to the Funds between Allianz Global Investors Fund Management LLC (the “Adviser”) and Cadence. If the new Portfolio Management Agreement is approved, Cadence will continue to serve as subadviser to the Funds after the closing of the transaction. The advisory fees paid by the Funds will not increase as a result of the Transaction.

Your vote is important

After reviewing the proposal, your Board of Trustees unanimously agreed that the proposed new Portfolio Management Agreement is in the best interests of the Funds’ shareholders and voted to approve it as more fully described in the accompanying proxy statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, Investor Connect, telephone you.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Newton B. Schott, Jr.
Newton B. Schott, Jr. Secretary

ALLIANZ FUNDS

Allianz CCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August 17, 2005

To the Shareholders of the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meetings”) of each of the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund (each, a “Fund”), both series of Allianz Funds (the “Trust”), will be held at 10:00 a.m., Eastern time, on August 17, 2005, at 2187 Atlantic Street, Stamford, Connecticut 06902, for the following purposes:

1. To approve a new Portfolio Management Agreement relating to the Fund between Allianz Global Investors Fund Management LLC (the “Adviser”) and Cadence Capital Management LLC, as discussed in Part II of the Proxy Statement.

2. To consider and act upon any other matters which may properly come before the Meetings or any adjournments thereof.

Shareholders of record at the close of business on June 3, 2005 are entitled to notice of, and to vote at, the Meetings.

By order of the Board of Trustees,

Newton B. Schott, Jr. Secretary

                    , 2005

YOUR VOTE IS IMPORTANT

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU

PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID

ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

ALLIANZ FUNDS

Allianz CCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Trustees”) of Allianz Funds (the “Trust”) for use at the Special Meetings of Shareholders (each, a “Meeting”) of the Allianz CCM Mid-Cap Fund (the “Mid-Cap Fund”) and the Allianz CCM Emerging Companies Fund (the “Emerging Companies Fund,” and together with the Mid-Cap Fund, the “Funds”), both series of the Trust, to be held at 10:00 a.m., Eastern time, on August 17, 2005, at 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment or adjournments thereof. This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about                     , 2005. A copy of the Annual and Semi-Annual Reports of the Trust (relating to Class A, B, C and R shares of the Funds and to Administrative and Institutional Class shares of the Funds) for the fiscal year ended June 30, 2004 (for the Annual Reports) and December 31, 2004 (for the Semi-Annual Reports) may be obtained without charge by writing to Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, or by calling 1-800-426-0107.

I.	GENERAL

All shareholders of record of the Funds at the close of business on June 3, 2005, the record date for determining shareholders entitled to vote at the Meetings (the “Record Date”), are entitled to one vote for each share of beneficial interest of the Funds held on the Record Date, and each fractional share shall be entitled to a proportional fractional vote. Shareholders of each Fund will vote separately on the Portfolio Management Agreement described below under the heading “Description of New Portfolio Management Agreement.” The number of shares of beneficial interest of the Funds issued and outstanding as of the Record Date was 37,208,875.48 for the Mid-Cap Fund and 30,337,275.78 for the Emerging Companies Fund.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a proposal, shares will be voted in favor of approval of the new Portfolio Management Agreement and in the discretion of the proxies on any other matters that properly may come before the Meetings or any adjournments thereof. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the relevant Meeting and voting in person.

Solicitation of proxies by personal interview, mail, telephone and e-mail may be made by officers and Trustees of the Trust and officers and employees of Allianz Global Investors Fund Management LLC (the “Adviser”) and its affiliates and other representatives of the Trust. The Trust has retained Investor Connect, 60 East 42nd Street, Suite 405, New York, New York 10165, to aid in the solicitation of proxies. The costs of retaining Investor Connect and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by Cadence Capital Management LLC (“Cadence”), and not by the Funds.

II.	RENEWAL OF PORTFOLIO MANAGEMENT ARRANGEMENTS WITH CADENCE

Description of the Transaction

Allianz Global Investors U.S. Equities LLC (“Allianz US Equities”) currently owns, of record and beneficially, 99.9 percent of the issued and outstanding Class A Units of Cadence (the “Class A Units”) and Cadence Capital Management Inc. (“CCM,” and together with Allianz US Equities, the “Sellers”) currently owns, of record and beneficially, the other 0.1 percent of the Class A Units. Cadence MD LLC currently owns, of record and beneficially, 100 percent of the issued and outstanding Class B Units of Cadence. Cadence does not have any units outstanding other than Class A Units and Class B Units. The Sellers are affiliates of the Funds’ investment adviser, Allianz Global Investors Fund Management LLC (the “Adviser”). Cadence MD LLC is owned by the current managing directors and certain employees of Cadence. Allianz US Equities has entered into a Unit Purchase Agreement dated as of June                     , 2005 (as amended, the “Purchase Agreement”) by and among Allianz US Equities, CCM, Cadence, CCM Holdings LLC (“CCM Holdings”), CCM Buyer LLC (together with CCM Holdings, the “Buyer”), Cadence MD LLC, Rosemont Partners I, L.P. and Rosemont Partners II, L.P. (the “Rosemont Parties”) and Allianz Global Investors of America L.P., pursuant to which all of the Sellers’ Class A Units will be sold to the Buyer or redeemed by Cadence (the “Transaction”). Cadence is an investment management firm organized as a Delaware limited liability company. The aggregate consideration to be paid to the Sellers is expected to be approximately $70,000,000, subject to certain adjustments.

The Transaction is being treated for purposes of the Investment Company Act of 1940 (the “Investment Company Act”) as a change in control of Cadence. The Investment Company Act provides that such a change in control constitutes an “assignment” of the Current Portfolio Management Agreement between Cadence and the Adviser under which Cadence provides portfolio management services to the Funds. Such an “assignment” would result in the automatic termination of the Current Portfolio Management Agreement as of the date of the closing of the Transaction (the “Closing Date”).

This Proxy Statement seeks shareholder approval of a new Portfolio Management Agreement (the “New Portfolio Management Agreement”) between the Adviser and Cadence, to be effective as of the Closing Date. The New Portfolio Management Agreement would be substantially similar (including with respect to fees) to the Current Portfolio Management Agreement, with certain differences described below. The effect of Proposal 1 is to permit the Funds to continue to operate, following the Transaction, under investment management arrangements substantially similar to those in effect immediately before the Transaction.

The completion of the Transaction is contingent upon the satisfaction of a number of conditions (which may be waived by the party entitled to the benefit of such condition) including approval by shareholders of each Fund of the New Portfolio Management Agreement and the consent of other Cadence clients representing a significant portion of the assets currently under the management of Cadence. If the conditions to the Transaction are not met or waived and the Transaction is therefore not consummated, or if the Transaction is not consummated for any other reason, the Current Portfolio Management Agreement will remain in effect. In the event the New Portfolio Management Agreement is not approved by a Fund’s shareholders and the Transaction is nevertheless completed, the Current Portfolio Management Agreement will terminate for that Fund and the Board of Trustees of the Trust may take such actions as it believes to be in the best interests of that Fund.

Effects of the Transaction

Cadence has informed the Trust that it contemplates no material changes in the investment philosophy, policies or strategies of the Funds as a result of the Transaction. Cadence will continue to manage the Funds’ portfolios from its offices in Boston, Massachusetts, with the same personnel providing services to the Funds as before the Closing Date. In particular, the same persons at Cadence who are presently responsible for securities analysis and selection and the management of each Fund’s portfolio are expected to perform similar functions following the Closing Date.

The Sellers and the Buyer have informed the Trust that they intend to structure and complete the Transaction, and intend thereafter to conduct their affairs and the affairs of the Funds, in such a manner as to obtain the benefits and protections of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser (including sub-advisers) or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The second condition of Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company’s board of trustees must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

Possible Return of Consideration by Allianz

Cadence currently subadvises two other series of the Trust in addition to the Funds (together with the Funds, the “Cadence Funds”). If, subsequent to the Closing Date, Cadence is terminated as subadviser to any Cadence Fund by the Adviser or the Board of Trustees of the Trust, then, subject to certain exceptions, the Purchase Agreement requires Allianz US Equities to pay back a portion of the $70 million purchase price to Cadence based on factors including the length of time between the Closing Date and the termination and the particular Cadence Fund with respect to which Cadence was terminated. The maximum payment (a “Termination Payment”) would be $50 million if the termination occurred with respect to all four Cadence

Funds within the first year after the Closing Date; the Termination Payment amount declines to zero five years after the Closing Date.

No Termination Payment would be required if Cadence were terminated other than by the Trustees or the Adviser. In addition, the Purchase Agreement does not require Termination Payments with respect to a Fund if a termination occurs in various circumstances, including the following:

•	For any six consecutive calendar quarters commencing on the Closing Date and ending on the fifth anniversary of the Closing Date, the investment performance of the relevant Fund has ranked in the fourth quartile of all funds in the same Morningstar style category;

•	The termination of, or the closing of the transactions contemplated by, the Call Agreement dated June ____, 2005 by and among Cadence and Allianz US Equities (this agreement, which is sometimes referred to as the “Call Agreement,” is described below under the heading “Call Agreement”);

•	The chief compliance officer of the Trust certifies to the Board of Trustees of the Trust in writing that Cadence’s internal compliance policies and procedures under Rule 38a-1 under the Investment Company Act are not reasonably designed to prevent violations of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act), and such deficiencies have not been cured by Cadence to the satisfaction of the Board of Trustees within a reasonable time;

•	The chief compliance officer of the Trust executes and delivers written notice to the Board of Trustees of the Trust that Cadence has materially violated internal compliance policies and procedures adopted by the Trust under Rule 38a-1 under the Investment Company Act, any federal securities laws, or any of the relevant Fund’s investment policies and restrictions as disclosed in its prospectus and/or statement of additional information, and such violations have not been cured by Cadence to the satisfaction of the Board of Trustees within a reasonable time;

•	The chief compliance officer of the Trust executes and delivers a written notice to the Board of Trustees stating that Cadence has engaged in any action or failed to take any action that has resulted in the relevant Fund failing to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or caused such Fund to be subject to tax, and such failures have not been cured by Cadence to the satisfaction of the Board of Trustees, and, if requested by the Board of Trustees, such extra taxes have not been repaid, within a reasonable time;

•	Cadence fails to obtain the services of an individual portfolio manager reasonably acceptable to the Adviser and the Board of Trustees of the Trust after any Fund portfolio manager no longer provides portfolio management services to such Fund; or

•	Within 150 days of any termination of Cadence as sub-adviser to a Fund, Cadence is retained to provide investment management services with respect to such Fund.

Because of the obligation to make Termination Payments, the Adviser may have an economic disincentive to terminate or recommend the termination of Cadence as sub-adviser to the Funds, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in the Funds’ best interests regardless of any Termination Payment that may result.

Deferred Payments

Under the terms of the Purchase Agreement, the Sellers are eligible to receive additional payments (“Deferred Payments”) of up to $13 million. The Sellers’ entitlement to the Deferred Payments will depend upon the reaching of targets relating to revenues earned by Cadence from the Cadence Funds and the growth of Cadence’s revenues from Class A, B, C, D and R shares of the Cadence Funds. The Sellers would generally be eligible to receive any Deferred Payments on the fifth anniversary of the Closing Date or the date on which Cadence exercises its rights under the Call Agreement described below.

Because the Sellers right to receive these Deferred Payments will terminate if the Adviser or the Trustees terminates Cadence as sub-adviser to the Funds, the Adviser may have an economic disincentive to terminate Cadence or recommend its termination even when it would be in the Funds’ best interests to do so. However, as noted above, the Adviser has a fiduciary duty to act in the Funds best interests regardless of whether to do so would prevent it from receiving the Deferred Payments.

Call Agreement

Under the Call Agreement, for four years and seven and one half months from the Closing Date, Cadence can require Allianz US Equities to use commercially reasonable efforts to reorganize the Cadence Funds into registered investment companies organized or identified by Cadence, subject to approval of such reorganizations by the Board of Trustees of the Trust and the shareholders of the Funds (the “Call”). Upon notice from Cadence to the Adviser of Cadence’s intention to exercise the Call, the Adviser is required to submit to the Trustees its recommendation for or against the reorganizations as being or not being in the best interests of the Cadence Funds, taking into account the Adviser’s and the Trustees’ fiduciary duties to the Funds and their shareholders. Following notice from Cadence of its intention to exercise the Call, Cadence agrees to use commercially reasonable efforts to organize or identify the registered investment companies into which the Cadence Funds may be reorganized, and to complete such reorganizations (if such reorganizations occur). Upon the closing of such reorganizations, Cadence will pay the Sellers, for each reorganized Fund, an amount (such amount, the “Call Price”) equal to 1.5 times an amount equal to the product of (a) the Fund’s net assets as of the date it exercises the Call times (b) the Fund’s combined advisory and administrative fee rate less the subadvisory and sub-administrative fee rate paid by the Sellers and their affiliates to Cadence. Because the Call Price will be determined as of a future date, and the Funds’ net assets as of such date likely will be greater or less than the Funds’ current net assets, it is not possible to determine what the Call Price will be at this time. By way of example only, if the Call had been exercised on May 31, 2005 for all four Cadence Funds, using the Cadence Funds’ net assets as of such date the aggregate Call Price would have been approximately $11.7 million. However, the actual aggregate Call Price likely will differ from that amount, possibly by a significant amount. In addition, the Call may not be exercised for each Cadence Fund or, even if exercised, one or more reorganizations may not occur, in which case the Call Price would be less than would be case if all four Cadence Funds were reorganized under the Call Agreement.

The Call Agreement terminates upon the occurrence of any of the following events: the fifth anniversary of the Closing Date; the mutual written consent of Cadence and Allianz US Equities; with respect to a Fund, at such time as neither Cadence nor the Adviser is an investment adviser to the Fund; written notice provided by Cadence or Allianz US Equities to the other that a court of competent jurisdiction or other governmental body has issued a final order prohibiting the consummation of the transactions contemplated by the Call Agreement; or written notice from Cadence or Allianz US Equities to the other that a fund reorganization has not been completed within four and one-half months of notice of such fund reorganization (unless the failure to complete such fund reorganization is caused solely by the failure of Allianz US Equities and its affiliates to satisfy certain conditions).

As a result of the Call Agreement, there is a significant chance that within five years of the Closing Date, the Funds will be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of the Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

Interests of Certain Persons in the Transaction

David C. Flattum is a Trustee of the Trust as well as a member of the Management Board of the Adviser. Because of his position and compensation arrangements with the Adviser, Mr. Flattum may be deemed to have a substantial interest in the Transaction. To the extent Mr. Flattum’s compensation is affected by the Adviser’s financial results, his compensation may be affected as a result of the Transaction. Similarly, other officers of the Trust are employees or officers of the Adviser or its affiliates. For reasons similar to those discussed above with respect to Mr. Flattum, those officers of the Trust may also be deemed to have a substantial interest in the Transaction.

Description of Current Portfolio Management Agreement

Pursuant to a Portfolio Management Agreement dated May 5, 2000 between Allianz Global Investors of America L.P. (“Allianz Global Investors,” formerly known as Allianz Dresdner Asset Management of America L.P. and PIMCO Advisors L.P.) and Cadence, as novated by the Novation of Portfolio Management Agreement dated September 30, 2002, among the Adviser, Cadence and Allianz Global Investors (the “Current Portfolio Management Agreement”), the Adviser has delegated to Cadence its responsibility to provide portfolio management services to the Funds. Cadence has acted as subadviser to the Mid-Cap Fund since 1991 and to the Emerging Companies Fund since 1993. The Current Portfolio Management Agreement was last approved by the Trustees of the Trust at a meeting held on March 3, 2005 in connection with the Trustees’ annual review and approval of the Funds’ advisory arrangements. The Current Portfolio Management Agreement was last approved by the Funds’ shareholders on March 3, 2000 in connection with the acquisition of the parent company of the Funds’ adviser by Allianz AG, which caused the termination of the advisory and sub-advisory agreements in effect at the time of the acquisition.

The Current Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, Cadence shall provide a continuous investment program for each Fund and determine the composition of each Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for each Fund. Cadence provides such services in accordance with each Fund’s investment objective, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the Securities and Exchange Commission (“SEC”), as supplemented and amended from time to time. For the services provided, the Adviser (not the Funds) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the Mid-Cap Fund and 1.15% for the Emerging Companies Fund. For the fiscal year ended June 30, 2004, the total amount of fees paid by the Adviser to Cadence was $2,508,965 for the Mid-Cap Fund and $4,946,398 for the Emerging Companies Fund.

The Current Portfolio Management Agreement provides that it will continue in effect with respect to each Fund for a period of two years from its effective date and thereafter on an annual basis with respect to each Fund provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by a vote of the majority of the Trustees (“Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act) of the Trust, the Adviser or Cadence, cast in person at a meeting called for the purpose of voting on such approval. The Current Portfolio Management Agreement provides that it may not be materially amended with respect to a Fund without a majority vote of the outstanding voting securities of a Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its assignment (as defined in the Investment Company Act).

The Current Portfolio Management Agreement may be terminated at any time, without the payment of any penalty by (a) the Trust by a vote of the majority of the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ notice to Cadence, (b) by the Adviser upon 60 days’ written notice to Cadence, or (c) by Cadence upon 60 days’ written notice to the Trust.

The Current Portfolio Management Agreement provides that, except as required by applicable law, Cadence and its affiliates and controlling persons shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of Cadence’s obligations and duties under the agreement. In addition, the Current Portfolio Management Agreement provides that each of the Adviser and Cadence shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party’s responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust’s registration statement made in reliance on information furnished by the indemnifying party.

Description of New Portfolio Management Agreement

The terms and provisions of the portfolio management agreement with respect to each Fund that will be entered into between the Adviser and Cadence on or about the Closing Date (the “New Portfolio Management Agreement”) are substantially similar to those of the Current Portfolio Management Agreement, with the differences described below. The portfolio management fee rate for each Fund under the New Portfolio Management Agreement is the same as the portfolio management fee rate payable under the Current Portfolio Management Agreement. The following discussion of the New Portfolio Management Agreement is qualified in its entirety by reference to the copy of the Form of New Portfolio Management Agreement attached to this Proxy Statement as Exhibit A.

Under the New Portfolio Management Agreement, Cadence agrees to perform all of the duties described in the Current Portfolio Management Agreement. In addition, Cadence agrees to perform certain additional duties, including the following: treat confidentially and as proprietary information of the relevant Fund all records and other information related to the Fund, including the performance records of such Fund and information about the Fund’s portfolio holdings (provided that records and information need not be treated as confidential if required to be disclosed under applicable law or regulation or otherwise in connection with any government investigation or inquiry); on a continuing basis and at its own expense, in accordance with past practice of Cadence and the Adviser, make commercially reasonable efforts to provide marketing and distribution assistance to the relevant Fund’s principal underwriter; use its reasonable best efforts to retain the services of portfolio managers or other persons who manage or are responsible for overseeing the management of the Fund’s portfolios (each, a “Portfolio Employee”) and to retain acceptable replacements for any Portfolio Employees whose services are no longer available to the Portfolio Manager; obtain the written approval of the Adviser prior to designating a new Portfolio Employee, which consent shall not be unreasonably withheld; to the extent practicable, notify the Adviser of any impending change in Portfolio Employee, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the relevant Fund or dealers in Fund shares; and comply with the compliance policies and procedures of the Trust.

Under the New Portfolio Management Agreement, Cadence will be responsible for taxes, if any, levied against the Trust or any of its series to the extent such taxes (including any fees or penalties associated therewith) arise from Cadence’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Cadence’s reckless disregard of its duties and obligations under the New Portfolio Management Agreement. In addition, under the New Portfolio Management Agreement, Cadence is responsible for all costs and expenses of the Trust and the Adviser of various disclosure documents relating to changes in Cadence’s business, employees or interest holders or changes in the way Cadence manages the Funds, provided that the Adviser will use commercially reasonable efforts to incorporate any changes that would otherwise be disclosed in a prospectus supplement into a regularly scheduled regulatory filing.

The New Portfolio Management Agreement clarifies that although Cadence’s services are non-exclusive, such non-exclusivity is subject to the provisions of the Purchase Agreement. Also, the New Portfolio Management Agreement provides that the Adviser’s indemnification obligations shall not be construed to relieve Cadence of any liability it may have arising under, or modify any of the provisions of, the Purchase Agreement or the Call Agreement.

The New Portfolio Management Agreement contains the same termination provisions as the Current Portfolio Management Agreement, and in addition provides that the New Portfolio Management Agreement will terminate automatically upon the termination of the Trust’s advisory agreement with respect to the Funds.

Approval of the New Portfolio Management Agreement by the Trustees

At their meeting held on June 16, 2005, the Trustees, including the Independent Trustees, approved, and recommended that the shareholders of each Fund approve, the New Portfolio Management Agreement with respect to each Fund. In approving the New Portfolio Management Agreement, the Trustees, including the Independent Trustees, requested and evaluated information about Cadence, the Buyer and Rosemont Partners provided by Cadence and the Adviser which, in the opinion of Cadence and the Adviser, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the New Portfolio Management Agreement would be in the best interests of the Funds and their shareholders.

In advance of the meeting, the Trustees received presentations about the Transaction and its effect on Cadence from both the Adviser and from Cadence. Following these presentations, the Trustees requested, and were provided, additional information. The Independent Trustees also received a memorandum from their counsel discussing the legal standards applicable to their consideration of the New Portfolio Management Agreement. The Independent Trustees discussed the New Portfolio Management Agreement and the Transaction in three private sessions at which only the Independent Trustees and their counsel were present.

In considering whether to approve the New Portfolio Management Agreement, the Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the New Portfolio Management Agreement included the following:

A Comparison of the Terms of the Current Portfolio Management Agreement and New Portfolio Management Agreement. The Trustees noted that the terms of the New Portfolio Management Agreement and the Current Portfolio Management Agreement, including the services to be provided, are substantially similar, except for the differences described above under the heading “Description of New Portfolio Management Agreement.” The Trustees noted that the portfolio management fee rates for the Funds are the same under both Agreements. The Trustees also considered that at their meeting held in March 2005, the Trustees, including the Independent Trustees, approved the continuation of the Current Portfolio Management Agreement with respect to the Funds, and therefore had recently considered and approved the retention of Cadence, the fees to be paid to Cadence under the New Portfolio Management Agreement and most of the terms that appear in the New Portfolio Management Agreement.

The nature, extent and quality of the services to be provided to the Funds under the New Portfolio Management Agreement. The Trustees considered Cadence’s representations that the nature, extent and quality of the services to be provided by Cadence to the Funds and the resources to be dedicated by Cadence to the Funds will not change under the New Portfolio Management Agreement. In particular, the Trustees noted that the personnel providing portfolio management services to the Funds will not change as a result of the Transaction.

Investment performance of the Funds and Cadence. As noted above, the Trustees received information about the Funds, including information which compared the performance of the Funds to the performance of the Funds’ respective performance benchmarks. The Trustees also considered that at their March 2005 meeting the Trustees had reviewed data prepared by an independent third party which analyzed the Funds using a variety of performance metrics. In addition, the Trustees considered Cadence’s performance and reputation generally and the performance of the other Cadence Funds.

The costs of the services to be provided and profits to be realized by Cadence from its relationship with the Funds. The Trustees considered that the fees payable to Cadence under the New Portfolio Management Agreement are the same as those payable under the Current Portfolio Management Agreement. The Trustees also noted that for their March 2005 meeting they had been provided with comparisons of the Funds’ advisory fees and expense ratios to those of the Funds’ peer groups. The Trustees also received information about the advisory fees charged by Cadence to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, representations by Cadence and the Adviser about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets.

The Trustees also reviewed pro forma information provided by Cadence and the Adviser regarding the expected profitability of Cadence’s relationship with the Funds under the New Portfolio Management Agreement. At the Trustees’ request, this information was prepared and presented using a number of methodologies. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the investment performance of the Funds, the expense levels of the Funds and the recent implementation of breakpoints with respect to the administrative fees payable by the Funds.

Fall-Out Benefits. The Trustees considered that Cadence benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Funds’ purchases and sales of securities. The Trustees received and reviewed information concerning Cadence’s soft dollar and execution practices. The Trustees recognized that Cadence’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars.

Economies of scale. The Trustees considered that although there were no “breakpoints” with respect to the sub-advisory fee paid to Cadence under either the Current Portfolio Management Agreement or the New Portfolio Management Agreement, the sub-advisory fee is paid by the Adviser, and not by the Funds. The Trustees also noted that, effective April 1, 2005, Allianz Global Investors Fund Management LLC, in its capacity as the Funds’ administrator, had agreed to institute additional breakpoints in the administrative fees payable by the Funds.

Continuity of management and operations. The Trustees considered that the Transaction will not result in any change in the personnel who manage the Funds, and that upon the closing of the Transaction, Cadence will enter into employment agreements with certain key personnel, including the Funds’ portfolio managers. In addition, the Trustees noted that Cadence’s management will own a significant portion of Cadence after the Closing Date, and therefore management would be motivated to remain with Cadence. The Trustees also considered that Cadence has no plan to change its day-to-day staffing and technological support services as a result of the Transaction, except Cadence may commit additional resources to compliance following the Transaction, as described below.

Enhancement of compliance program. The Trustees considered Cadence’s recent and ongoing efforts to enhance its compliance program, including: (i) Cadence’s adoption in August 2004 of a new Compliance Program pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940; (ii) Cadence’s hiring in March 2005 of a new Chief Compliance Officer; (iii) Cadence’s representation that following the Closing Date, it intends to continue to participate in quarterly compliance meetings organized by the Chief Compliance Officer of the Trust; and (iv) Cadence’s representation that following the Closing Date, it intends to use resources formerly paid to the Trust for legal and compliance oversight to enhance its own compliance program.

Financial resources of Cadence following the Transaction. The Trustees considered information provided by Cadence which described Cadence’s financial condition on a pro forma basis after giving effect to the Transaction. They also considered the fact that it is anticipated that Cadence’s assets under management and revenues would not decrease as a result of the Transaction.

Possible conflicts of interest resulting from the Transaction. The Trustees considered Cadence’s representation that the Transaction, and Cadence’s resulting affiliation with Rosemont Investment Partners and its affiliates, will not impose material limitations on the day-to-day management or operations of the Funds. In particular, the Trustees noted that Cadence was already subject to a policy of not using affiliated brokers to execute portfolio transactions.

Future considerations. The Trustees also noted the amounts payable to Cadence upon certain terminations of Cadence by the Board or the Adviser and the fact that the Sellers would not be eligible to receive any Deferred Payments if Cadence is terminated by the Board or the Adviser. In this regard, the Independent Trustees informed the Adviser and Cadence that, in considering at any subsequent point whether to terminate the New Portfolio Management Agreement, the Independent Trustees would not be guided by the interests of Allianz or Cadence, but rather solely by their own judgment as to what is in the best interests of the Funds and their shareholders. Similarly, the Independent Trustees indicated that they will have only the interests of the Funds and their shareholders in mind if and when the Independent Trustees are called upon to consider any Fund reorganizations pursuant to the Call Agreement.

After reviewing each of the factors discussed above and related factors, the Trustees concluded, within the context of their overall conclusions regarding the New Portfolio Management Agreement, that each of the factors discussed above supported the approval of the New Portfolio Management Agreement.

Based on their evaluation of all factors that they deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that it would be appropriate and desirable for Cadence to continue, after the Transaction, to act as investment sub-adviser to the Funds pursuant to the New Portfolio Management Agreement. Accordingly, the Trustees unanimously approved the New Portfolio Management Agreement and recommended its approval by the shareholders.

Trustees’ Recommendation

The Trustees of the Trust unanimously recommend that the shareholders of each Fund vote to approve the New Portfolio Management Agreement for that Fund.

Approval requires the vote of the lesser of (1) 67% of the shares of the relevant Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of that Fund. If the shareholders of either Fund do not approve the New Portfolio Management Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund. Although the approval of the Agreement for one Fund is not contingent upon the approval of the Agreement for the other Fund, as indicated above, if shareholders of a Fund do not approve the New Portfolio Management Agreement for that Fund, there is a significant chance that the Transaction will not occur, in which case the New Portfolio Management Agreement will not take effect with respect to either of the Funds.

III.	ADDITIONAL INFORMATION

The Trust is a diversified, open-end management investment company (“mutual fund”) organized in 1990 as a business trust under the laws of Massachusetts. The Trust currently consists of thirty-one separate investment series, although not all of these series currently offer their shares to the public. The Funds are two of these series. The address of the Trust is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

Investment Adviser

The Adviser serves as investment adviser for the Funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors. Allianz Global Investors, acting through a division, was the former investment adviser to the Trust. Allianz Global Investors was organized as a limited partnership under Delaware law in 1987. Allianz Global Investors’ sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz Global Investors. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly owned subsidiary of Allianz

Aktiengesellschaft (“Allianz AG”). Allianz Global Investors of America Holdings Inc. is a wholly owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz Global Investors. Allianz AG is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, ADAM U.S. Holding LLC, Allianz Global Investors of America LLC, and Allianz Global Investors of America Holdings Inc. is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. The address for Pacific Life is 700 Newport Center Drive, Newport Beach, California 92660.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to an Executive Committee. The Executive Committee of Allianz Global Investors consists of William S. Thompson, Jr. and David C. Flattum, a Trustee of the Trust.

Information about the principal executive officer and each member of the Board of Managers of the Adviser is provided below.

Principal Executive Officer or Member of Board of Managers	Address	Principal Occupation
David C. Flattum, Member, Board of Managers*	Allianz Global Investors of America L.P., 888 San Clemente Drive, Suite 100, Newport Beach, California 92660	Managing Director, General Counsel and Chief Operating Officer, Allianz Global Investors of America L.P.

Udo Frank, Member, Board of Managers	RCM Capital Management, Four Embarcadero Center, San Francisco, California 94111	Chief Executive Officer, RCM Capital Management LLC, Member Board of Managers and Executive Committee of RCM Capital Management

E. Clifton Hoover, Jr., Member, Board of Managers	NFJ Investment Group L.P., 2121 San Jacinto, Suite 1840, Dallas, Texas 75201	Managing Director, NFJ Investment Group L.P.

Bruce Koepfgen, Member, Board of Managers	Oppenheimer Capital LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105	Managing Director and Chief Executive Officer, Oppenheimer Capital LLC and PEA Capital LLC

Andrew J. Meyers, Managing Director and Chief Operating Officer	Allianz Global Investors Fund Management LLC, 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902	Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC

E. Blake Moore, Jr., Member, Board of Managers*	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902	Managing director and Chief Executive Officer, Allianz Global Investors Distributors LLC

Marna C. Whittington, Member, Board of Managers	Nicholas-Applegate Capital Management LLC, 600 West Broadway, San Diego, California 92101	Managing Director and Chief Executive Officer, Nicholas-Applegate Capital Management LLC

*	Mr. Flattum is a Trustee of the Trust. Mr. Moore is the President and Chief Executive Officer of the Trust. See “Certain Trustees and Officers of the Trust,” below.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $552.9 billion of assets under management as of March 31, 2005.

Advisory Agreement

The Adviser has been the investment adviser to each Fund since October 1, 2002, and currently acts as each Fund’s Adviser pursuant to an advisory agreement dated November 15, 1994, as further amended and restated as of May 5, 2000 (as novated by the Novation dated September 30, 2002 among the Trust, the Adviser and Allianz Global Investors) (the “Advisory Agreement”). The Advisory Agreement was last approved by the Trustees of the Trust at a meeting held on March 3, 2005 in connection with the Trustee’s annual review and approval of the Funds’ advisory arrangements. The Advisory Agreement was last submitted to the Funds’ shareholders for approval on March 3, 2000 in connection with the acquisition of the parent company of the Adviser by Allianz AG.

The Advisory Agreement requires that subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for each Fund and determine the composition of the assets of the Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund. The Adviser provides or arranges for the provision of such services in accordance with each Fund’s investment objectives, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to each Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not “interested persons” of the Trust (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined in the Investment Company Act) by the Adviser. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the pertinent Fund or Funds.

The Advisory Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party and will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

The Advisory Agreement provides that the Adviser will not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

For investment advisory services, the Mid-Cap Fund pays the Adviser an advisory fee at the average annual rate of 0.45% of average daily net assets, and the Emerging Companies Fund pays the Adviser an advisory fee at the average annual rate of 1.25% of average daily net assets. The advisory fees payable by the Funds will not change as a result of the Transaction. During the fiscal year ended June 30, 2004, the Mid-Cap Fund and the Emerging Companies Fund paid the Adviser $3,225,812 and $5,434,183, respectively, under the Advisory Agreement.

Administrator

The Adviser also serves as the Funds’ administrator (serving in its capacity as administrator, the “Administrator”). For administrative services, Class A, B, C and R shareholders of the Mid-Cap Fund pay the Administrator an administrative fee at the average annual rate of 0.40% of average daily net assets. Class D shareholders of the Mid-Cap Fund pay the Administrator an administrative fee at the average annual rate of 0.65% of average daily net assets. The administrative fee rate for Class A, B, C, D and R shares of the Mid-Cap Fund is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Emerging Companies Fund does not offer Class A, B, C, D or R shares. Each Fund pays to the Administrator an administrative fee with respect to its Institutional and Administrative Class shares at the average annual rate of 0.25% of average daily net assets. In general, the administrative fee paid to the Administrator exceeds the related costs. During the fiscal year ended June 30, 2004, the Mid-Cap Fund and the Emerging Companies Fund paid $2,221,078 and $1,086,836, respectively, in administrative fees. The Administrator currently performs many of its administrative services for the Funds through its affiliate, Pacific Investment Management Company LLC, although it is expected that Pacific Investment Management Company LLC will no longer serve as sub-administrator beginning on or about September 1, 2005.

In its capacity as administrator, the Administrator (and not the Trust) pays Cadence a sub-administrative fee of 0.10% on net assets attributable to Institutional and Administrative Class shares of the Funds for shareholder services provided to shareholders of those classes. The Administrator pays Cadence an additional sub-administrative fee of 0.10% on net assets attributable to certain investors who own $1 million or more of Institutional or Administrative Class shares of the Funds.

Information About Cadence

Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence Capital Management LLC is a Delaware limited liability company with three members, Cadence Capital Management Inc., Cadence MD LLC and Allianz U.S. Equities. Cadence MD LLC is a Delaware limited liability company which is owned by the current managing directors and certain employees of Cadence Capital Management LLC. Cadence Capital Management Inc., a Delaware corporation, is a wholly-owned subsidiary of Allianz U.S. Equities. Allianz U.S. Equities, a Delaware limited liability company, is a wholly-owned subsidiary of Allianz Global Investors. Information about the parent companies of Allianz Global Investors is set forth above under “III. Additional Information – Investment Adviser.”

Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of March 31, 2005, of approximately $5.9 billion.

Information about the principal executive officer and each managing director of Cadence is provided below.

Principal Executive Officer or Managing Director	Principal Occupation
William Bannick	Chief Investment Officer and Managing Director of Cadence

Michael Skillman	Chief Executive Officer and Managing Director of Cadence

The address of each of the individuals listed above is 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110.

Other Funds Managed by Cadence

Cadence has indicated that it does not provide investment management services to any other registered investment company having an investment objective similar to the CCM Emerging Companies or the CCM Mid-Cap Fund.

Brokerage and Research Services

Transactions on stock exchanges and other agency transactions involve the negotiation and payment by a Fund of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

When Cadence places orders for the purchase and sale of portfolio securities for the Funds, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, Cadence intends to use its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Cadence considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Cadence may receive research, statistical and quotation services from certain broker-dealers with which the Funds’ portfolio transactions are placed. These services, which in some cases could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. These services assist Cadence with its overall investment responsibilities to the Funds and other advisory clients; however, the Funds may not benefit from each service received. The advisory fees paid to Cadence are not reduced because Cadence receives such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), under the New Portfolio Management Agreement, as under the Current Portfolio Management Agreement, Cadence may cause each Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to Cadence an amount of disclosed commission for effecting a securities transaction for each Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of Cadence to cause each Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time. During the fiscal year ended June 30, 2004, the Funds did not pay any brokerage commissions to any broker then affiliated with the Adviser.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of each Fund is set forth in Exhibit B.

Certain Trustees and Officers of the Trust

The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Adviser, the Distributor or Cadence:

Name	Position with Trust	Position with Adviser or Cadence
David C. Flattum	Trustee	Member of Management Board, Allianz Global Fund Management

E. Blake Moore, Jr.	President and Chief Executive Officer	Managing Director, Allianz Global Investors Distributors

Newton B. Schott, Jr.	Vice President and Secretary	Managing Director, General Counsel and Secretary, Allianz Global Fund Management

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect subsidiary of Allianz. The Distributor, located at 2187 Atlantic Street, Stamford Connecticut 06902, is a broker-dealer registered with the SEC. During the fiscal year ended June 30, 2004, the Mid-Cap Fund and the Emerging Companies Fund paid the Distributor $2,174,650 and $118,486, respectively, under the Distribution Contract.

Certain Regulatory Matters

The Adviser, PEA Capital LLC (“PEA”), the Distributor and Allianz Global Investors have each been a party to various regulatory proceeding and lawsuits. Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Adviser, PEA, the Distributor and/or Allianz Global Investors, they and their affiliates (including, until the closing of the Transaction, Cadence) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC under Section 9(a) concerning the status of a settlement agreement (the “New Jersey Settlement”) among the New Jersey Attorney General, PEA, the Distributor and Allianz Global Investors regarding a complaint alleging failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds, the Adviser, PEA, the Distributor, Allianz Global Investors and certain of their affiliates (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Adviser, PEA and the Distributor based on the same circumstances as those cited in the New Jersey Settlement. The West Virginia Complaint alleges, among other things, that the Adviser, PEA and the Distributor improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by the Adviser and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, the Adviser, PEA and the Distributor, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. As of the date hereof, the West Virginia Complaint has not been formally served upon the Adviser, PEA or the Distributor. The West Virginia Complaint also names numerous other defendants unaffiliated with the Adviser in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees. If the West Virginia Compliant were to result in a court injunction against the Adviser, PEA or the Distributor, then Allianz Global Investors, the Adviser and certain of their affiliates would, in turn, seek exemptive relief from the SEC under Section 9(c) of the Investment Company Act with respect to that matter, although there is no assurance that such exemptive relief would be granted.

Other Matters

The holders of 30% of the shares of each Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Funds at the Meeting, although it is necessary for more than 50% of the shares of a Fund to be represented at the Meeting in order for the Proposal to be approved with respect to that Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on the Proposal.

In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on the Proposal.

Although the Meetings are called to transact any other business that may properly come before them, the only business that management intends to present or knows that others will present is the Proposal discussed in the Proxy Statement.

Shareholder Proposals at Future Meetings

Under its Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust is required to hold a shareholder meeting in 2005 and once every five years thereafter for the purpose of electing Trustees. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Shareholders Sharing An Address

Upon request and without charge, the Trust will furnish each person to whom this proxy statement is delivered a copy of the Fund’s latest annual report and semi-annual report to shareholders of the Mid-Cap Fund and the Emerging Companies Fund. To request a copy, please call 1-800-927-4648 (for Institutional and Administrative Class Reports) or 1-800-426-0107 (for Class A, B and C Reports, Class D Reports and Class R Reports), or write to the Trust at the address appearing above.

The Trust is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1-800-426-0107. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Adviser in writing at Allianz Global Investors Fund Management LLC, C/O PFPC, PO Box 9688, Providence, RI 02940, or by telephone at 1-800-426-0107, or contact your financial service firm.

Exhibit A

PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this      day of                     , 2005 between Allianz Global Investors Fund Management LLC (the “Adviser”), a limited liability company, and Cadence Capital Management LLC (the “Portfolio Manager”), a limited liability company.

WHEREAS, Allianz Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Amended and Restated Investment Advisory Agreement dated as of May 5, 2000 (as novated by the Novation Agreement dated September 30, 2002 among the Trust, the Adviser and Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.), and as from time to time in effect, the “Investment Advisory Agreement”) and such Investment Advisory Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment. The Adviser hereby appoints Cadence Capital Management LLC to act as Portfolio Manager to Allianz CCM Capital Appreciation, Allianz CCM Mid-Cap, Allianz CCM Emerging Companies and Allianz CCM Focused Growth Funds (each, a “Fund” and, together, the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the assets of the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with the Funds’ investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s prospectuses and statement of additional information, each as supplemented or amended from time to time (as so supplemented or amended, the “Prospectus and Statement of Additional Information”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a) Shall comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s registration statement filed on Form N-1A with the SEC applicable to the Trust generally, to the Funds or to the Portfolio Manager, as supplemented or amended from time to time (as so supplemented or amended, the “Registration Statement”) and Prospectus and Statement of Additional Information.

(b) Shall manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the

Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(2)(T) thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to any affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocations to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e) Will, in connection with the purchase and sale of securities for the Funds, arrange for the transmission to the custodian for the Funds on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Funds, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Funds, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f) Will assist the Adviser, the custodian and recordkeeping agent(s) for the Funds in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the

Funds for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers maintained by the Portfolio Manager (which shall not include records or ledgers maintained by the Funds’ custodian or fund accountant) as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) Will regularly report to the Trust’s Board of Trustees on the investment program for the Funds and the issuers and securities represented in the Fund’s portfolio and furnish the Trust’s Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request, and may communicate with the Board of Trustees at such other times and with respect to such other matters as the Board of Trustees, the Adviser or the Portfolio Manager believes appropriate.

(i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee or other affiliated person of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

(j) Will treat confidentially and as proprietary information of the Funds all records and other information related to the Funds, including the performance records of such Funds and information about the Funds’ portfolio holdings, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds or when so requested by the Funds; provided, however, that records and information need not be treated as confidential if required to be disclosed under applicable law or regulation or otherwise in connection with investigations or inquiries contemplated under Section 9 hereof, or if generally available to the public through means other than by disclosure by the Portfolio Manager, or if available from a source other than the Adviser, the Portfolio Manager or the Funds which does not owe a duty of confidentiality to the Adviser, the Portfolio Manager or the Funds.

(k) Will, on a continuing basis and at its own expense in accordance with past practice of the Portfolio Manager and the Adviser, make commercially reasonable efforts to (i) provide the principal underwriter of the Funds (the “Distributor”) with assistance in the distribution and marketing of the Funds in such amount and form as the Adviser or the Funds’ principal underwriter may reasonably request from time to time in accordance with past practice, and (ii) cause the portfolio managers or other persons who manage or are responsible for overseeing the management of the Funds’ portfolios (each, a “Portfolio Employee”) to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips.

(l) Will use its reasonable best efforts (i) to retain the services of the Portfolio Employees who manage the portfolios of the Funds, from time to time and (ii) to promptly obtain the services of a Portfolio Employee acceptable to the Adviser if the services of any of the Portfolio Employees are no longer available to the Portfolio Manager.

(m) Will obtain the written approval of the Adviser prior to designating a new Portfolio Employee, which consent shall not be unreasonably withheld; provided, however, that, if the services of a Portfolio Employee are no longer available to the Portfolio Manager due to circumstances beyond the reasonable control of the Portfolio Manager (e.g., voluntary resignation, death or disability), the Portfolio Manager may designate an interim Portfolio Employee who (i) shall be reasonably acceptable to the Adviser and (ii) shall function for a reasonable period of time until the Portfolio Manager designates an acceptable permanent replacement; provided, however, that if the Adviser does not consent to the designation of a Portfolio Employee, Adviser and Portfolio Manager agree to cooperate in good faith to identify a replacement Portfolio Employee.

(n) Will, to the extent practicable, notify the Adviser in advance of any impending change in Portfolio Employee, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Funds or dealers in Fund shares.

(o) Will comply with the compliance policies and procedures of the Trust as from time to time provided to the Portfolio Manager and will perform all of the duties and obligations imposed on the Portfolio Manager under such policies and procedures.

3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such

Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto.

4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. For the avoidance of doubt, the Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of the Funds’ net assets;

(e) Expenses of obtaining Portfolio Activity Reports for the Funds;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series, except to the extent such taxes (including any fees or penalties associated therewith) arise from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s duties and obligations under this Agreement;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Except as provided below, costs and fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the

Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

Notwithstanding the foregoing, and subject to the provisions of Section [__] of the Call Agreement (as defined in Section 12 below), the Portfolio Manager will be responsible for all reasonable costs and expenses of the Trust and the Adviser relating to the preparation, filing and distribution of any Prospectus or Statement of Additional Information reprints, Prospectus or Statement of Additional Information supplements, proxy statements and other disclosure documents relating to changes in the Portfolio Manager’s business, employees or interest holders or changes in the way the Portfolio Manager manages the Funds; provided that the Adviser will use commercially reasonable efforts to incorporate any changes that would otherwise be disclosed in a prospectus supplement into a regularly scheduled regulatory filings. The Adviser will use commercially reasonable efforts to provide the Portfolio Manager with the opportunity to review and comment on any such disclosure document prior to the filing and use thereof. Nothing in this Section 4 will limit the Portfolio Manager’s obligations under Section 12 hereof.

5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A hereto.

6. Compliance.

(a) The Portfolio Manager agrees that, if legally permitted, it shall immediately notify the Adviser and the Trust in the event (i) that the SEC or any state has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust that relates to the Portfolio Manager or any Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that, if legally permitted, it shall immediately notify the Portfolio Manager in the event (i) that the SEC or any state has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

7. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

9. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Trust or the Funds.

10. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided that the foregoing shall not be construed to relieve the Portfolio Manager from any of its obligations under, or modify any of the provisions of, the Unit Purchase Agreement dated [ ] by and among Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Cadence Capital Management, LLC, Cadence Capital Management, Inc., Cadence MD LLC, CCM Holdings LLC, CCM Inc. Buyer [and Rosemont Capital Partners LLC] (the “Unit Purchase Agreement”).

11. Liability. Except as provided in Section 12 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

12. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or the Funds, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or the Funds, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement; and provided, further, however, that the foregoing shall not be construed to relieve the Portfolio Manager of any liability it may have arising under, or modify any of the provisions of, the Unit Purchase Agreement or the Call Agreement dated [ ] by and among Cadence Capital Management, LLC and Allianz Global Investors U.S. Equities LLC (the “Call Agreement”).

13. Duration and Termination.

(a) This Agreement shall take effect with respect to each Fund as of the date hereof or, if later, as of the date set forth next to such Fund’s name on Schedule A hereto, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to such Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund, and provided that continuance is also approved by the vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule or No-Action precedent. This Agreement may be terminated:

(i) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(ii) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(iii) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager, or upon the termination of the Investment Advisory Agreement.

(b) The Adviser and Portfolio Manager will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed in accordance with the terms of such transactions, and to this end each party shall provide the other party with all reasonably necessary information and documentation to secure the implementation thereof.

14. Agreement and Declaration of Trust. A copy of the Third Amended and Restated and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

15. Miscellaneous.

(a) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Attest:
Title:

CADENCE CAPITAL MANAGEMENT LLC

By:
Attest:
Title

Schedule A

Fund	Portfolio Manager	Annual Fee Rate
Allianz CCM Capital Appreciation Fund	Cadence Capital Management LLC	0.35%
Allianz CCM Mid-Cap Fund	Cadence Capital Management LLC	0.35%
Allianz CCM Emerging Companies Fund	Cadence Capital Management LLC	1.15%
Allianz CCM Focused Growth Fund	Cadence Capital Management LLC	0.35%

Exhibit B

Outstanding Shares and Significant Shareholders

As of June 3, 2005, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Allianz CCM Mid-Cap Fund:

Allianz CCM Mid-Cap Fund

Class A	Class B	Class C	Class D	Class R	Administrative Class	Institutional Class
8,079,450.220	2,606,656.022	3,789,474.228	932,020.856	702,325.917	10,361,680.221	10,737,268.018

As of June 3, 2005, to the best of the knowledge of the Trust, the following persons owned beneficially 5% or more of the outstanding shares of the indicated classes of the Allianz CCM Mid-Cap Fund:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1142174.311	14.144

A	MORGAN STANLEY ATTN MUTUAL FUND OPERATIONS 3 HARBORSIDE PLAZA 6TH FL JERSEY CITY, NJ 07311	1741905.893	21.572

B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	229967.742	8.803

B	MORGAN STANLEY ATTN MUTUAL FUND OPERATIONS 3 HARBORSIDE PLAZA 6TH FL JERSEY CITY, NJ 07311	251194.258	9.616

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
B	CITIGROUP GLOBAL MARKETS, INC. ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK, NY 10001-2483	197408.002	7.557

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	358301.299	9.444

C	CITIGROUP GLOBAL MARKETS, INC. ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK, NY 10001-2483	298131.363	7.858

D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	513239.710	55.04

D	WELLS FARGO BANK NA FBO FARM CREDIT CONS-DAL INVESTMENTS PO BOX 1533 MINNEAPOLIS, MN 55480	129982.669	13.939

R	RELIASTAR LIFE INS CO OF NY 151 FARMINGTON AVE HARTFORD, CT 06156-0001	460378.112	65.55

2

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
R	RELIASTAR LIFE INSURANCE COMPANY 20 WASHINGTON AVE S MINNEAPOLIS, MN 55401-1900	36476.840	5.193

Institutional	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET NEW YORK, NY 10281	1,327,711.359	12.64

Institutional	REGENTS OF THE UNIVERSITY OF COLORADO 4840 PEARL EAST CIRCLE SUITE 103 BOULDER, CO 80301	874,585.603	8.33

Institutional	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	849,172.876	8.09

Institutional	VANGUARD FIDUCIARY TRUST CO. 100 VANGUARD BOULEVARD VM-613 OUTSIDE FUNDS MALVERN, PA 19355-2331	558,222.815	5.32

Administrative	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET NEW YORK, NY 10281	6,452,454.196	63.15

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Administrative	AMERICAN EXPRESS TRUST COMPANY FOR THE BENEFIT OF AMERICAN EXPRESS TRUST RETIREMENT PLANS PO BOX 534 MINNEAPOLIS, MN 55440-0534	1,175,748.961	11.51

Administrative	VANGUARD FIDUCIARY TRUST COMPANY 100 VANGUARD BOULEVARD VM-613, OUTSIDE FUNDS MALVERN, PA 19355-2331	639,689.446	6.26

As of June 3, 2005, as shown on the books of the Trust, there were issued and outstanding the following number of shares of beneficial interest of each class of the Allianz CCM Emerging Companies Fund:

Allianz CCM Emerging Companies Fund

Administrative Class	Institutional Class
2,263,194.719	28,074,081.065

As of June 3, 2005, to the best of the knowledge of the Trust, the following persons owned beneficially 5% or more of the outstanding shares of the indicated classes of the Allianz CCM Emerging Companies Fund:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Institutional	THE NORTHERN TRUST CO. TTEE TOYOTA DIRECTED RETIREMENT TRUST PO BOX 92956 CHICAGO, IL 60675-2956	3,640,129.251	12.83

Institutional	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	2,686,136.246	9.47

4

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Institutional	UNIVERSITY OF SOUTHERN CALIFORNIA 840 CHILDS WAY BKS 402 LOS ANGELES, CA 90089	2,381,165.831	8.39

Institutional	LPL FBO LPL CUSTOMERS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	2,285,083.892	8.05

Institutional	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET NEW YORK, NY 10281	2,196,850.968	7.74

Institutional	MAC & CO. FBO OBERLIN COLLEGE MUTUAL FUNDS OPERATIONS P.O. BOX 3198 PITTSBURGH, PA 15230-3198	1,959,646.307	6.91

Institutional	NATIONAWIDE TRUST CO FBO SOUTHWEST AIRLINES PILOTS RETIREMENT SAVINGS PLAN 98 SAN JACINTO BLVD STE. 1100 AUSTIN, TX 78701	1,720,193.799	6.06

Institutional	MAC & CO. MELLON BANK N.A. MUTUAL FUND OPS—TC P.O. BOX 3198 PITTSBURGH, PA 15230-3198	1,699,094.083	5.99

5

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Institutional	BOST & CO MUTUAL FUND OPS —TC PO BOX 9118 BOSTON, MA 02205-9118	1,481,175.218	5.22

Administrative	WELLS FARGO BANK MN NA FBO RETIREMENT PLAN SERVICES PO BOX 1533 MINNEAPOLIS, MN 55480-1533	804,732.910	35.57

Administrative	WTC TTEE FBO ALLIANCE COAL LLC & AFFILATES PO BOX 8971 WILMINGTON, DE 19899-8971	369,874.938	16.35

Administrative	AMVESTCAP NATIONAL TRUST TTEE FBO REA MAGNET WIRE COMPANY INC. EMPLOYEE RETIREMENT SAVINGS PLAN PO BOX 105779 ATLANTA, GA 30348-5779	209,169.222	9.24

Administrative	NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY, NJ 07054	162,774.176	7.19

Administrative	VANGUARD FIDUCIARY TRUST COMPANY 100 VANGUARD BOULEVARD VM-613 OUTSIDE FUNDS MALVERN, PA 19355-2331	143,881.172	6.36

6

As of June 3, 2005, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Allianz CCM Mid-Cap Fund, the Allianz CCM Emerging Companies Fund and of the Trust as a whole.

7

PROXY CARD	PROXY CARD

ALLIANZ FUNDS

Allianz CCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS – August 17, 2005

The undersigned hereby appoints E. Blake Moore, Jr., Newton B. Schott, Jr., Richard H. Kirk and Derek B. Hayes, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meetings of Shareholders of each of the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund on August 17, 2005, at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the relevant Fund which the undersigned would be entitled to vote if personally present.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign.

When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) (if held jointly):

Date:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meetings.

Please vote by filling in the appropriate box below.

1.	Proposal to approve the New Portfolio Management Agreement relating to the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund between Allianz Global Investors Fund Management LLC and Cadence Capital Management LLC.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE